SMART ONLINE, INC.
NONQUALIFIED STOCK OPTION AGREEMENT

THIS  NONQUALFIED STOCK OPTION AGREEMENT, made and entered into as of the _____ day of ______, by and between Smart Online, Inc., a Delaware corporation (the “Company”), and ________ (the “Participant”).

WHEREAS, the Board of Directors (the “Board”), in accordance with the Smart Online, Inc. 2004 Equity Compensation Plan (the “Plan”), granted Participant an option to purchase shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”), pursuant to the Plan (capitalized terms used herein shall have the meanings set out in the Plan unless otherwise specified in this Agreement); and

WHEREAS, this Agreement evidences the grant of such option.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth below and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.           Grant of Option. The Board hereby grants Participant an option to purchase from the Company, during the period specified in Section 2 of this Agreement, a total of ____________ (_____) shares of Common Stock, at the purchase price of _____________ ($____) per share (the “Purchase Price”), in accordance with the terms and conditions stated in this Agreement. The Purchase Price represents the fair market value of the Common Stock on the date of this Agreement, and under no circumstances shall the Purchase Price be less than such fair market value on the date of this Agreement. The shares of Common Stock subject to the option granted hereby are referred to below as the “Shares,” and the option to purchase such Shares is referred to below as the “Option”.

2.          Vesting and Exercise of Option. The Option shall vest and become exercisable in increments in accordance with the schedule set forth below, provided that the Option shall vest and become exercisable with respect to an increment as specified only if Participant is employed with the Company on the specified date for such increment:

	Incremental Percentage of	Cumulative Percentage of
Date Exercisable	Option Exercisable	Option Exercisable

__________________________________

The schedule set forth above is cumulative, so that Shares as to which the Option has become vested and exercisable on and after a date indicated by the schedule may be purchased pursuant to exercise of the Option at any subsequent date prior to termination of the Option. The Option may be exercised at any time and from time to time to purchase up to the number of Shares as to which it is then vested and exercisable.

Notwithstanding the foregoing, the Option shall vest and become exercisable, to the extent not already vested and exercisable, upon a Change of Control, if the Company shall send Participant prior written notice of the effectiveness of such event and the last day on which Participant may exercise the Option. Participant may, upon compliance with all of the terms of this Agreement and the Plan, purchase any or all of the Shares with respect to which the Option is vested and exercisable on or prior to the last day specified in such notice, and, to the extent the Option is not exercised, it shall terminate at 5:00 P.M., eastern time, on the last day specified in such notice. The last day specified in the notice shall not be less than twenty (20) days after the date of the notice.

3.           Termination of Option. The Option shall remain exercisable as specified in Section 2 above until the earliest to occur of the dates specified below, upon which date the Option shall terminate:

(a)         the date all of the Shares are purchased pursuant to the terms of this Agreement;

(b)         in the event of Participant’s death or disability prior to Termination of Service of Participant, the Option shall remain exercisable until one year following the Participant’s death or disability;

(c)         upon the expiration of ninety (90) days following the Termination of Service of Participant, provided that (i) in the event of the Participant’s death or Disability during such ninety (90) day period the Option shall remain exercisable until the expiration of one (1) year following the Participant’s death or Disability, and (ii) in the event of a termination for “cause”, the Option shall expire immediately upon the effective date of such termination;

(d)        at 5:00 P.M., eastern time, on the last date specified in the notice described in Section 2 above, in the event of a Change of Control, except to the extent that the Option is assumed by the surviving entity or an affiliate thereof in connection with such Change in Control; or

(e)         the ten year anniversary of the Grant Date at 5:00 P.M., eastern time.

Upon its termination, the Option shall have no further force or effect and Participant shall have no further rights under the Option or to any Shares which have not been purchased pursuant to prior exercise of the Option.

4.          Manner of Exercise of Option.

(a)         The Option may be exercised only by (i) Participant’s completion, execution and delivery to the Company of a notice of exercise and, if required by the Company, an “investment letter” as supplied by the Company confirming Participant’s representations and warranties in Section 15 of this Agreement, including the representation that Participant is acquiring the Shares for investment only and not with a view to the resale or other distribution thereof, and (ii) the payment to the Company, pursuant to the terms of this Agreement, of an amount equal to the Purchase Price multiplied by the number of Shares being purchased as specified in Participant’s notice of exercise. Participant’s notice of exercise shall be given in the manner specified in Section 10 but any exercise of the Option shall be effective only when the items required by the preceding sentence are actually received by the Company. The notice of exercise may be in the form set forth in Exhibit A attached to this Agreement. Payment of the aggregate Purchase Price for Shares Participant has elected to purchase shall be made only in  cash or good check. Notwithstanding anything to the contrary in this Agreement, the Option may be exercised only if compliance with all applicable federal and state securities laws can be effected.

(b)        Subject to the provisions of Section 3.7 of the Plan, upon any exercise of the Option by Participant or as soon thereafter as is practicable, the Company shall issue and deliver to Participant a certificate or certificates evidencing such number of Shares as Participant has then elected to purchase. Such certificate or certificates shall be registered in the name of Participant and shall bear the legend specified in Section 15 of this Agreement and any legend required by any federal or state securities laws and by the state in which the Company is incorporated.  All shares that shall be purchased upon the exercise of the Option shall be fully paid and nonassessable.

5.          Definitions; Authority of Committee.

(a)         A “Change in Control” shall be deemed to have occurred on the earliest of the following dates:

(i)           the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than: (i) the Company; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company; (iii) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (iv) the existing holders of capital stock of the Company as of the effective date hereof or their respective affiliates, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(ii)          on the condition that the transaction is consummated, the date the shareholders of the Company approve a definitive agreement or plan for: (A) a merger, share exchange, consolidation or reorganization involving the Company and any other corporation or other entity as a result of which securities representing more  than fifty percent (50%) of the combined voting power of the Company or of the surviving or resulting corporation or entity  are held in the aggregate by persons different than the persons holding those securities (including their affiliates) immediately prior to such transaction; or (B) an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

(b)        [RESERVED]

(c)         “Termination of Service” shall have the meaning defined in the Plan.

(d)         All determinations made by the Committee or the Board, as applicable, with respect to the interpretation, construction and application of any provision of this Agreement shall be final, conclusive and binding on the parties.

6.          Rights Prior to Exercise. Participant will have no rights as a shareholder with respect to the Shares except to the extent that Participant has exercised the Option and has been issued and received delivery of a certificate or certificates evidencing the Shares so purchased.

7.          Engagement of Participant. Nothing in this Agreement shall be construed as constituting a commitment, guarantee, agreement or understanding of any kind or nature that the Company shall continue to employ Participant, nor shall this Agreement affect in any way the right of the Company to terminate the employment of Participant at any time and for any reason. By Participant’s execution of this Agreement, Participant acknowledges and agrees that Participant’s employment is “at will.” No change of Participant’s duties as an employee of the Company shall result in, or be deemed to be, a modification of any of the terms of this Agreement.

8.          Burden and Benefit; Company. This Agreement shall be binding upon, and shall inure to the benefit of, the Company and Participant, and their respective heirs, personal and legal representatives, successors and assigns. As used in this Section 10, the term the “Company” shall also include any corporation which is the parent or a subsidiary of the Company or any corporation or entity which is an affiliate of the Company by virtue of common (although not identical) ownership, and for which Participant is providing services in any form during Participant’s employment with the Company or any such other corporation or entity. Participant hereby consents to the enforcement of any and all of the provisions of this Agreement by or for the benefit of the Company and any such other corporation or entity.

9.          Entire Agreement. This Agreement and the Plan under which it is issued contain the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings, oral or written, with respect to the subject matter herein. Participant accepts the Option in full satisfaction of any and all obligations of the Company to grant stock options to Participant as of the date hereof.

10.        Notices. Any and all notices under this Agreement shall be in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first-class postage prepaid), in the case of the Company, to its principal executive offices to the attention of the President, and, in the case of Participant, to Participant’s address as shown on the Company’s records.

11.        Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state in which the Company is incorporated, without reference to its conflicts of laws rules or the principles of the choice of law.

12.        Modifications. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

13.         Terms and Conditions of Plan. The terms and conditions included in the Plan, the receipt of a copy of which Participant hereby acknowledges by execution of this Agreement, are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, such term or provision of the Plan shall control.

14.         Stock Legend. If required, all certificates for Shares issued by the Company to Participant or Participant’s successors and assigns or to any other person becoming a signatory to this Agreement shall be endorsed with legends in substantially the following form, and any transfer agent of the Company may be instructed to require compliance with all legends on such certificates:

The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities law. Accordingly, the shares represented by this Certificate may not be sold, offered for sale, transferred, pledged or hypothecated without an effective registration statement for such shares under the Act or applicable state securities law or an opinion of counsel satisfactory to the Company that registration is not required under the Act or any applicable state securities law.

15.         Covenants and Representations and Covenants of Participant. Participant represents, warrants, covenants and agrees with the Company as follows:

(a)         The Option is being received for Participant’s own account without the participation of any other person, with the intent of holding the Option and the Shares issuable pursuant thereto for investment and without the intent of participating, directly or indirectly, in a distribution of the Shares and not with a view to, or for resale in connection with, any distribution of the Shares or any portion thereof.

(b)        Participant is not acquiring the Option or any Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares, but rather upon an independent examination and judgment as to the prospects of the Company.

(c)        Participant has had the opportunity to ask questions of and receive answers from the Company and its executive officers and to obtain all information necessary for Participant to make an informed decision with respect to the investment in the Company represented by the Option and any Shares issued upon its exercise.

(d)        Participant is able to bear the economic risk of any investment in the Shares, including the risk of a complete loss of the investment, and Participant acknowledges that Participant must continue to bear the economic risk of any investment in Shares received upon exercise of the Option for an indefinite period.

(e)        Participant understands and agrees that the Shares subject to the Option may be issued and sold to Participant without registration under any state or federal laws relating to the registration of securities and in that event will be issued and sold in reliance on exemptions from registration under appropriate state and federal laws.

(f)         Shares issued to Participant upon exercise of the Option will not be offered for sale, sold or transferred by Participant other than pursuant to: (i) an effective registration under applicable state securities laws or in a transaction which is otherwise in compliance with those laws; (ii) an effective registration under the Securities Act of 1933, or a transaction otherwise in compliance with such Act; and (iii) evidence satisfactory to the Company of compliance with all applicable state and federal securities laws. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the foregoing laws.

(g)         The Company will be under no obligation to register the Shares issuable pursuant to the Option or to comply with any exemption available for sale of the Shares by Participant without registration, and the Company is under no obligation to act in any manner so as to make Rule 144 promulgated under the Securities Act of 1933 available with respect to any sale of the Shares by Participant.

(h)        Participant has not relied upon the Company with respect to any tax consequences related to the grant or exercise of this Option, or the disposition of Shares purchased pursuant to its exercise. Participant acknowledges that, as a result of the grant and/or exercise of the Option, Participant may incur a substantial tax liability. Participant assumes full responsibility for all such consequences and the filing of all tax returns and elections Participant may be required or find desirable to file in connection therewith. In the event any valuation of the Option or Shares purchased pursuant to its exercise must be made under federal or state tax laws and such valuation affects any return or election of the Company, Participant agrees that the Company may determine such value and that Participant will observe any determination so made by the Company in all returns and elections filed by Participant. In the event the Company is required by applicable law to collect any withholding, payroll or similar taxes by reason of the grant or any exercise of the Option, Participant agrees that the Company may withhold such taxes from any monetary amounts otherwise payable by the Company to Participant and that, if such amounts are insufficient to cover the taxes required to be collected by the Company, Participant will pay to the Company such additional amounts as are required.

(i)          The agreements, representations, warranties and covenants made by Participant herein with respect to the Option shall also extend to and apply to all of the Shares issued to Participant from time to time pursuant to exercise of the Option. Acceptance by Participant of any certificate representing Shares shall constitute a confirmation by Participant that all such agreements, representations, warranties and covenants made herein shall be true and correct at that time.

(j)          In the event any underwriter of securities of the Company requests Participant to sign any agreement restricting resale of the Shares in connection with any public offering by the Company, Participant agrees to sign such agreement, provided the officers of the Company have signed an agreement no less restrictive. The Company may instruct its transfer agent not to transfer the Shares if requested by an underwriter as described above.

(k)         Participant hereby agrees to comply with any plan, policy or other document of the Company approved by the Board of Directors of the Company to ensure compliance with securities laws, rules and regulations both during the term of employment of Participant and for one (1) year thereafter. The Company may impose stop-transfer restrictions with respect to Shares acquired upon exercise of the Options to enforce this provision.

IN WITNESS WHEREOF, the parties hereto have caused this Nonqualified Stock Option Agreement to be executed effective as of the day and year first above written.

SMART ONLINE, INC.

By:
Print Name:

PARTICIPANT:

Print Name:

EXHIBIT A

Board of Directors
Smart Online, Inc.
4505 Emperor Blvd., Suite 320
Durham, NC 27703

Re: Exercise of Nonqualified Stock Option

Pursuant to the terms and conditions of that certain Nonqualified Stock Option Agreement dated as of _______________, 2010 (the “Agreement”) between ___________________ and Smart Online, Inc. (the “Company”), I desire to purchase ____________ Shares of the Common Stock of the Company and hereby tender payment in full for such Shares in accordance with the terms of the Agreement.

I hereby reaffirm that the representations and warranties made in Section 15 of the Agreement are true and correct on the date hereof as if made on the date hereof.

Very truly yours,

Print Name:

Date: